LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL INTERNATIONAL
OPPORTUNITIES FUND

July 15, 1997

Dear Shareholder:

The JPM Institutional International Opportunities Fund recorded a strong 5.12% gain for the period from March 1, 1997 to May 31, 1997, which reflects performance based on the month-end following commencement of the Fund. Although the Fund produced a strong return for the period, it underperformed its benchmark (the MSCI World All Countries ex-U.S. Index), due in part to the overvalued environment in which it was initially invested. Most international and emerging markets have experienced explosive growth throughout the last two years or so; at such points of market highs, it is generally difficult to pinpoint value. We believe, however, the Fund is well positioned to continue to benefit from its exposure to international and emerging equity markets.

The Fund's net asset value increased from $10.00 per share at the beginning of the period to $10.47 by May 31, 1997. The Fund's net assets were $123.2 million at the end of the reporting period. The net assets of The International Opportunities Portfolio, in which the Fund invests, totaled approximately $159.3 million on May 31, 1997.

The report that follows includes an interview with Paul A. Quinsee, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                  /s/ Keith M. Schappert

Ramon de Oliveira                      Keith M. Schappert
Chairman of Asset Management Services  President of Asset Management Services
J.P. Morgan & Co. Incorporated         J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . 1     FUND FACTS AND HIGHLIGHTS  . . . . 6
FUND PERFORMANCE . . . . . . . . . 2     FINANCIAL STATEMENTS . . . . . . . 9
PORTFOLIO MANAGER Q&A  . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to evaluate a mutual fund's historical performance is to review its average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE
                                            TOTAL RETURNS
                                            ---------------------------------------------------
                                            ONE            THREE          SINCE
AS OF MAY 31, 1997                          MONTH          MONTHS         INCEPTION*
------------------------------------------------------------------------------------------------
The JPM Institutional International
   Opportunities Fund                       3.87%          5.12%            5.12%
MSCI World All Countries
   ex-U.S. Index                            6.04%          6.83%            6.83%
Lipper International
   Equity Fund Average                      5.94%          6.40%            6.40%


*2/26/97 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 2/26/97 IS 4.70%.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH GATHERED FROM RELIABLE SOURCES, BENCHMARK AND COMPETITIVE PERFORMANCE DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED. THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL OPPORTUNITIES PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with PAUL A. QUINSEE, a member of the portfolio management team for The International Opportunities Portfolio in which the Fund invests. Paul joined Morgan in 1992 as an international equity portfolio manager. Previously, he worked for five years as an equity portfolio manager with Citibank and for two years with Schroder Capital Management in London. This interview was conducted on June 30, 1997 and reflects Paul's views on that date.

SINCE THE FUND HAS NOT BEEN IN OPERATION FOR A FULL SIX MONTHS, CAN YOU PLEASE COMMENT INSTEAD ON THE BEHAVIOR OF INTERNATIONAL SINCE THE FUND COMMENCED?

PAQ: During that three-month period, the returns from the major markets were all remarkably similar, at least before currency is taken into account. If you look at Japan, continental Europe, and the U.K., returns from all three of those regions were very close to 7% (before currency is taken into account). There's been a strong market for equity returns in most of the world; the European markets have been strong for a while, which also continued during this period.


   The European markets were helped by low, and actually, declining interest rates. This region also benefited from a favorable currency environment, and by growing signs of economic recovery in the continental countries. All of this produced a string of upgrades to earnings forecasts. At the same time, you also had generally favorable news regarding corporate restructurings from big European companies. For example, in Germany, KRUPP-HOESCH made a bid for Thyssen. While forced to drop its bid, there is a positive expectation that some restructuring is still likely to come about. We also saw very aggressive restructuring plans announced by PHILIPS ELECTRONICS, a technology company in the Netherlands; it announced a joint venture with Lucent, the U.S. communications equipment company.

   So, the European markets continued to do well for the Fund's initial three-month period. In fact, many of them have been outperforming the U.S. markets in the last year. The change during this period, however, was that the Japanese market joined in. The Japanese stock market had been considerably underperforming other markets since last year, which continued into January and February of 1997. In March, however, the Japanese market began to rally, and during this period the returns from investing in Japan actually matched those in Europe.

WHAT WAS BEHIND THIS TURNAROUND IN JAPAN?

PAQ: The Japanese market benefited from receding concerns over its financial companies, helped, in part, by an acceleration in the pace of deregulation in that sector. Japan also benefited from increasing signs that the economy was continuing to recover, despite tax increases the government put in place at the beginning of April. Corporate profits released during the period also matched expectations, so in general, there were really no disappointments.

   Furthermore, the Japanese yen -- which had been very weak against the U.S. dollar over the previous two years -- recovered sharply in May. The yen recovered because investors noticed that Japan's current account surplus had begun to rise again and because investors began to expect Japan's economic recovery would continue to bring an end to its current environment of abnormally low interest rates.

   On top of all this, comments from the Japanese authorities that the yen was too low sparked a dramatic recovery; over the period, the yen actually strengthened against the U.S. dollar and, in dollar terms, Japan outperformed many other markets.

IN CONTRAST TO THE POSITIVE PERFORMANCE IN JAPAN, OTHER MARKETS IN ASIA DID NOT PERFORM SO WELL -- SPECIFICALLY MALAYSIA AND THAILAND. WHY?

PAQ: Well, the weakest markets in the period were those elsewhere in Asia. In fact, with the exception of Japan, the Asian markets lost ground overall. Specifically, the Malaysian market was affected by great concern throughout the region about possible implications of overdevelopment in its real estate market. The Malaysian real estate market has been very strong for a number of years, which in turn encouraged a tremendous amount of new construction. Analysts, therefore, began to worry about what this could mean for occupancy levels and rental values in the future. Of course, I might add, the catalyst for much of this worry was the fact that concerns were growing as a result of Thailand's real estate market. Thailand had enjoyed a similar real estate boom, which began to unwind, creating a very negative impact on the Thai stock market. So investors have been looking at the Asian markets as a whole and anticipating where new problems might surface. As a result of the downside risks inherent in their real estate markets, Malaysian stocks were weak and Thai stocks collapsed.

   Looking on the brighter side, however, Hong Kong performed reasonably well in the run-up to its handover to Chinese rule. Also, markets in Latin America were extremely strong during this period, particularly the Brazilian market. Economic news from Latin America remained excellent, and long-term interest rates on foreign debt continued to fall. Most emerging market stocks did well during the period.

ON THE POLITICAL FRONT, THERE WERE SOME CONSIDERABLE CHANGES IN EUROPE THAT CAUSED SOME VOLATILITY IN THOSE MARKETS. CAN YOU COMMENT ON SPECIFIC EVENTS?

PAQ: Yes. In both the U.K. and France, although for unconnected reasons, we saw the ruling conservative right-wing parties lose in elections. In the U.K., this was no surprise. The British conservative party had been in power since 1979, and the switch of the government to the Labour Party was widely expected, particularly in light of the party's move to the proverbial "center." So, while there was some normal noise, due to the uncertainty surrounding any election, the U.K.'s volatility was really only temporary. In fact, one of the first actions of the U.K.'s new Labour Party was to grant independence to the Bank of England, which was well received by the financial markets. Long-term interest rates in the U.K. fell, even though short-term rates were raised to head off the continuing strength of this economy.


   The election result in France was much more surprising. It appears that voters were fed up with austerity policies of the center parties and instead voted for a socialist administration. Initially, markets reacted very badly to this news. However, French stocks recovered all of their losses, as it became clear, first, that the Socialist election rhetoric was unlikely to be followed immediately with policy initiatives and, second, that the French economy was still recovering.

DID THESE ELECTIONS IN EUROPE HAVE ANY IMPACT ON THE PROGRESS THE REGION IS MAKING TOWARD ECONOMIC & MONETARY UNION (EMU)?*

PAQ: Yes, in Europe, there had been tremendous debate about progress in the monetary union during the period. Particularly, the debates focused on the difficulties the countries have had in meeting the so-called Maastricht criteria. In France, the voters clearly indicated they had enough of budget and spending cuts. Even in Germany, with its high unemployment, it became clear the government there, too, would struggle to meet the budget criteria. The German government proposed a revaluation of its gold reserves to apply the surplus toward its government spending targets. The Bundesbank, however, prevented this adjustment, indicating it would be perceived as accounting trickery to meet EMU membership criteria.

   Even with these "hiccups," however, investors increasingly took the view that monetary union was still likely to go ahead, but that it could be a broader-based union than was anticipated earlier. Given that so many countries are having problems with the budget deficit criteria, it is now expected that Spain, and perhaps even Italy, could be first-round participants in 1999. In other words, it is now believed the Maastricht criteria may not be applied so strictly. Our view is that, while we expect the path won't be smooth, it is still more likely than not that monetary union will occur on time in January 1999.

MOVING TOWARD THE SECOND HALF OF 1997, HOW ARE YOU POSITIONING THE PORTFOLIO? WHICH MARKETS DO YOU BELIEVE WILL ADD MOST VALUE?

PAQ: You know, it's not easy to find undervalued situations right now, with such strong performance having come from most markets over the past two or three years. Two markets we've recently been focusing on, however, are Australia and New Zealand. In the past year, companies in these markets have provided relatively disappointing results. We feel now, however, that period is over and that stocks in those markets represent relatively good value. We think these are some of the best values that are offered around the world.

   We also expect to increase the Portfolio's positions in the U.K., which is another market that's lagged. The U.K. market has so far responded well to the proposed policies of the new Labour Party. We also think there are a number of companies in the U.K. that are undervalued. So that's an area where we expect to increase the Portfolio's allocation.

   It's more difficult to choose between the major continental markets and Japan at this point, with the relative performance of the European markets being so strong. The valuation gap between the two has narrowed, but we continued to emphasize Germany in the Portfolio. We think companies there will benefit from the restructuring and cost cutting that now seems to be the trend in Germany's corporate sector. We have reduced the Portfolio's exposure to France and expect to maintain that reduced position going forward. The French market has already done quite well, and we believe it is no longer undervalued.

   Regarding Japan, we think investors are generally overemphasizing Japan's economic difficulties. We believe the Japanese economy will continue to recover at a healthy rate this year, helped by its low interest rate environment. We are not likely to add significant positions in Japan; while the valuation gap has narrowed, we still think Japan is no bargain -- especially given that many European companies have been enthusiastically restructuring.

   Lastly, we will continue to maintain a considerable allocation to emerging equity markets, as we believe excellent opportunities continue to exist in a majority of the emerging countries. A number of Asian markets now appear most attractive, notably Korea and India. These markets have underperformed in the past due to a decline in competitiveness, but now show signs of recovery and improving earnings forecasts.

* FOR A MORE DETAILED EXPLANATION OF EUROPEAN ECONOMIC & MONETARY UNION (EMU), PLEASE CALL 1-800-766-7722 TO OBTAIN A COPY OF J.P. MORGAN INVESTMENTS' MOST RECENT PUBLICATION OF "INVESTMENT INSIGHTS."

FUND FACTS

INVESTMENT OBJECTIVE
The JPM Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the MSCI World All Countries ex-U.S. Index. As an international investment, the Fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/26/97
--------------------------------------------------------------------------------
NET ASSETS AS OF 5/31/97
$123,176,712
--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

    EUROPE/AFRICA  50.8%
    ASIA PACIFIC EX-JAPAN  18.2%
    JAPAN  14.9%
    LATIN AMERICA  7.4%
    CANADA  2.9%
    OTHER  5.8%




LARGEST PORTFOLIO                                                     % OF TOTAL
HOLDINGS (EXCLUDING SHORT-TERM INVESTMENTS)                          INVESTMENTS
--------------------------------------------------------------------------------
TELECOMUNICACOES BRASILIERAS SA
   (ADR) (PREFERRED) (BRAZIL)                                               1.2%
NOVARTIS AG (SWITZERLAND)                                                   1.1%
SIEMENS AG (GERMANY)                                                        1.0%
TELECOM CORPORATION OF NEW ZEALAND
   (NEW ZEALAND)                                                            0.9%
WMC LTD. (AUSTRALIA)                                                        0.9%
BAYER AG (GERMANY)                                                          0.9%
TOYOTA MOTOR CORP. (JAPAN)                                                  0.9%
BROKEN HILL PROPRIETARY COMPANY LTD.
   (AUSTRALIA)                                                              0.8%
VEBA AG (GERMANY)                                                           0.8%
VODAFONE GROUP PLC (U.K.)                                                   0.8%

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE fUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions, and reflect the reimbursement of Fund and Portfolio expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The International Opportunities Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio invests in foreign securities which are subject to special risk.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The International Opportunities
  Portfolio ("Portfolio"), at value                $119,817,787
Receivable for Shares of Beneficial Interest Sold     3,325,517
Deferred Organization Expenses                           11,382
Receivable for Expense Reimbursements                     5,719
Other Assets                                             66,628
                                                   ------------
    Total Assets                                    123,227,033
                                                   ------------

LIABILITIES
Organization Expenses Payable                             9,948
Shareholder Servicing Fee Payable                         9,568
Administrative Services Fee Payable                       2,997
Administration Fee Payable                                  338
Accrued Trustees' Fees and Expenses                         162
Fund Services Fee Payable                                    71
Accrued Expenses                                         27,237
                                                   ------------
    Total Liabilities                                    50,321
                                                   ------------
NET ASSETS
Applicable to 11,769,947 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $123,176,712
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.47
                                                          -----
                                                          -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $118,037,367
Undistributed Net Investment Income                     704,460
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                         397,263
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                       4,037,622
                                                   ------------
    Net Assets                                     $123,176,712
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM FEBRUARY 26, 1997 (COMMENCEMENT OF OPERATIONS) TO MAY 31,
1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $167,467)                                $  758,837
Allocated Interest Income                                        177,500
Allocated Portfolio Expenses (Net of
  Reimbursement of $790)                                        (202,152)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                  734,185

FUND EXPENSES
Shareholder Servicing Fee                          $ 23,241
Registration Fees                                    15,733
Administrative Services Fee                           7,255
Printing Expenses                                     4,932
Transfer Agent Fees                                   4,863
Professional Fees                                     3,993
Administration Fee                                      740
Amortization of Organization Expenses                   618
Fund Services Fee                                       573
Trustees' Fees and Expenses                             322
Insurance Expense                                        20
Miscellaneous                                           679
                                                   --------
    Total Fund Expenses                              62,969
Less: Reimbursement of Expenses                     (33,244)
                                                   --------

NET FUND EXPENSES                                                 29,725
                                                              ----------
NET INVESTMENT INCOME                                            704,460

NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                 397,263

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                     4,037,622
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $5,139,345
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     MAY 31, 1997
                                                     (UNAUDITED)
                                                   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       704,460
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio           397,263
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                               4,037,622
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         5,139,345
                                                   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       119,335,437
Cost of Shares of Beneficial Interest Redeemed          (1,298,070)
                                                   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              118,037,367
                                                   ----------------
    Total Increase in Net Assets                       123,176,712

NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period (including undistributed net
  investment income of $704,460)                   $   123,176,712
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     MAY 31, 1997
                                                     (UNAUDITED)
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.06
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                        0.41
                                                   ----------------
Total from Investment Operations                              0.47
                                                   ----------------

NET ASSET VALUE, END OF PERIOD                     $         10.47
                                                   ----------------
                                                   ----------------
Total Return                                                  4.70%(a)
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $       123,177
Ratios to Average Net Assets
  Expenses                                                    1.00%(b)
  Net Investment Income                                       3.03%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.14%(b)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional International Opportunities Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on February 26, 1997.

The Fund invests all of its investable assets in The International Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 75% at May 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $12,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, the Portfolio and the other portfolios in which the Trust and The JPM Pierpont Funds invest (the "Master Portfolios"), JPM Series Trust and JPM Series Trust II. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, the fee for these services amounted to $740.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, the fee for these services amounted to $7,255.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.00% of the average daily net assets of the Fund through March 30, 1998. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, Morgan has agreed to reimburse the Fund $33,244 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, Morgan's fee for these services amounted to $23,241.

THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $573 for the period from February 26, 1997 (commencement of operations) to May 31, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $120.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     MAY 31, 1997
                                                     (UNAUDITED)
                                                   ----------------
Shares sold......................................       11,900,425
Shares redeemed..................................         (130,478)
                                                   ----------------
Net Increase.....................................       11,769,947
                                                   ----------------
                                                   ----------------

The International Opportunities Portfolio
Semi-annual Report May 31, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Institutional International Opportunities Fund
Semi-annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (88.8%)
ARGENTINA (1.1%)
Nobleza Piccardo (B Shares) (Food, Beverages &
  Tobacco).......................................        91,000   $     485,267
Telecom Argentina Stet - France Telecom S.A.
  (Spon. ADR) (Telecommunication Services).......        11,600         619,150
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        21,000         630,000
                                                                  -------------
                                                                      1,734,417
                                                                  -------------
AUSTRALIA (6.0%)
Amcor Ltd. (Packaging & Containers)..............        60,700         402,008
Broken Hill Proprietary Company Ltd. (Metals &
  Mining)........................................        89,700       1,287,700
CSR Ltd. (Building Materials)....................       243,400         893,088
E-mail Ltd. (Manufacturing)......................       120,500         373,343
Fosters Brewing Group Ltd. (Food, Beverages &
  Tobacco).......................................       192,000         377,092
Mayne Nickless Ltd. (Commercial Services)........        92,900         553,030
National Australia Bank Ltd. (Banking)...........        83,400       1,192,307
North Ltd. (Metals & Mining).....................       107,100         409,279
Rio Tinto Ltd. (Metals & Mining).................        56,400         924,421
Santos Ltd. (Oil-Production).....................        93,000         380,883
Southcorp Holdings Ltd. (Food, Beverages &
  Tobacco).......................................       172,100         641,953
Westpac Banking Corporation Ltd. (Banking).......       118,942         645,582
WMC Ltd. (Metals & Mining).......................       217,900       1,408,288
                                                                  -------------
                                                                      9,488,974
                                                                  -------------

AUSTRIA (0.5%)
Boehler Uddeholm AG (Metals & Mining)............         3,100         233,968
Creditanstalt-Bankverein (Banking)...............         5,600         230,872
OMV AG (Oil-Production)..........................         3,000         379,617
                                                                  -------------
                                                                        844,457
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

BELGIUM (1.9%)
Credit Communal Holding/ Dexia (Banking).........         2,150   $     214,622
Delhaize Le Lion (Retail)........................         2,900         144,539
Electrabel SA (Utilities)........................         3,450         773,047
Fortis AG (Insurance)............................         2,350         457,160
Groupe Bruxelles Lambert SA (Financial
  Services)......................................         2,550         406,992
Kredietbank NV (Banking).........................         1,020         420,752
PetroFina SA (Oil-Production)....................         1,550         545,837
                                                                  -------------
                                                                      2,962,949
                                                                  -------------

BRAZIL (1.0%)
Companhia Paranaense de Energia - Copel
  (Electric).....................................    26,000,000         383,404
Electrolux do Brasil SA (ADR) (Electric).........        36,900         315,111
Iochpe-Maxion SA (Spon. ADR) (Diversified
  Manufacturing)+................................       139,200         357,257
Makro Atacadista SA (Spon. ADR) (Retail).........        42,600         532,500
                                                                  -------------
                                                                      1,588,272
                                                                  -------------

CANADA (2.9%)
Alcan Aluminium Ltd. (Metals & Mining)...........         6,400         229,675
Avenor, Inc. (Forest Products & Paper)...........         9,600         187,916
BCE Inc. (Telecommunication Services)............        21,600         569,229
Hudson's Bay Co. (Retail)........................         7,000         150,217
Imasco, Ltd. (Food, Beverages & Tobacco).........        20,400         572,361
Laidlaw, Inc. (Pollution Control)................        29,100         394,515
Magna International Inc. (Class A) (Automotive
  Supplies)......................................        14,500         777,908
National Bank of Canada (Banking)................        40,000         471,240
Noranda Inc. (Metals & Mining)...................        21,300         475,619
Petro - Canada (Oil-Production)..................        45,600         793,423
                                                                  -------------
                                                                      4,622,103
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
CHILE (1.0%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)................................        16,300   $     334,150
Compania Cervecerias Unidas SA (ADR) (Food,
  Beverages & Tobacco)...........................        24,300         575,606
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................        34,000         765,000
                                                                  -------------
                                                                      1,674,756
                                                                  -------------

CHINA (0.3%)
Tsingtao Brewery Co. Ltd. (Series B) (Food,
  Beverages & Tobacco)+..........................     1,102,000         444,439
                                                                  -------------

COLOMBIA (0.3%)
Banco Industrial Colombiano SA (ADR) (Banking)...        24,600         433,575
                                                                  -------------

CZECH REPUBLIC (0.3%)
Central European Media Entertainment Ltd.
  (Entertainment, Leisure & Media)+..............         9,700         225,525
Tabak A.S. (Food, Beverages & Tobacco)...........           900         208,365
                                                                  -------------
                                                                        433,890
                                                                  -------------

DENMARK (0.2%)
A/S Det Ostasiatiske Kompagni (Diversified
  Manufacturing)+................................        14,000         351,553
                                                                  -------------
FINLAND (0.8%)
Nokia AB (Telecommunications-Equipment)..........        12,344         807,455
Rautaruukki OY (K Shares) (Metals & Mining)......        50,000         476,684
                                                                  -------------
                                                                      1,284,139
                                                                  -------------

FRANCE (6.7%)
AXA (Insurance)..................................         9,593         575,265
Canal Plus SA (Broadcasting & Publishing)........         2,300         390,420
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
FRANCE (CONTINUED)
Carrefour Supermarche SA (Retail)................           500   $     328,908
Christian Dior SA (Retail).......................         1,987         312,113
Compagnie de Saint Gobain SA (Building
  Materials).....................................         4,771         659,983
Compagnie de Suez SA (Financial Services)........         4,800         245,270
Compagnie Generale des Eaux (Utilities)..........         3,927         483,932
Credit Commercial de France SA (Banking).........         5,737         243,062
Credit Local de France (Financial Services)......         3,190         298,431
Elf Aquitaine SA (Oil-Services)..................         7,300         731,078
Erid Beghin Say SA (Insurance)...................         3,460         485,236
L'Air Liquide SA (Chemicals).....................         3,400         522,261
Lagardere Groupe (Entertainment, Leisure &
  Media).........................................        13,900         409,654
Peugeot SA (Automotive)..........................         4,244         420,607
Pinault-Printemps-Redoute SA (Retail)............         1,158         486,395
Promodes (Retail)................................         1,350         458,085
Sanofi (Pharmaceuticals).........................         4,500         391,305
SEITA (Food, Beverages & Tobacco)................        14,500         494,282
SGS Thomson Microelectronics NV (Electronics)+...         8,700         708,504
Societe Generale (Banking).......................         4,100         456,149
Synthelabo (Pharmaceuticals).....................         3,800         445,197
Thomson CSF (Electronics)........................         9,100         259,820
Total SA (Oil-Services)..........................         6,843         627,113
Usinor Sacilor (Metals & Mining).................        17,287         259,838
                                                                  -------------
                                                                     10,692,908
                                                                  -------------

GERMANY (7.1%)
Allgemeine Handelsgesellschaft der Verbraucher AG
  (Retail)+......................................         1,850         574,884
Allianz AG (Insurance)...........................         3,000         635,861
Bayer AG (Chemicals).............................        35,600       1,382,829
Bayerische Hypotheken-und Wechsel Bank AG
  (Banking)......................................        26,850         854,037
Continental AG (Automotive)......................        12,420         282,762
Daimler Benz AG (Automotive).....................         5,390         415,573
Deutsche Bank AG (Banking).......................        14,600         810,654

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
GERMANY (CONTINUED)
Deutsche Telekom AG (Telecommunication
  Services)......................................        44,970   $     999,297
Fried, Krupp AG Hoesch Krupp (Machinery).........         3,520         650,108
Lufthansa AG (Airlines)..........................        23,800         379,698
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................           275         701,382
Papierwerke Waldhof-Aschaffenburg AG (Forest
  Products & Paper)..............................         2,100         365,686
Schering AG (Pharmaceuticals)....................         5,480         551,354
Siemens AG (Electrical Equipment)................        26,900       1,519,310
VEBA AG (Utilities)..............................        22,200       1,257,369
                                                                  -------------
                                                                     11,380,804
                                                                  -------------

GREECE (0.7%)
National Mortgage Bank of Greece (Banking).......         7,680         519,985
Silver & Baryte Ores Mining (Metals & Mining)....        30,700         568,936
                                                                  -------------
                                                                      1,088,921
                                                                  -------------

HONG KONG (1.3%)
Cheung Kong Holdings Ltd. (Real Estate)..........        50,000         511,387
Dickson Concepts International Ltd. (Wholesale &
  International Trade)...........................        88,000         329,353
Genting International PLC (Commercial
  Services)......................................        76,000         196,080
Guangdong Investment Ltd. (Holding Companies)....       464,000         613,794
HSBC Holdings PLC (Banking)......................        14,000         424,596
                                                                  -------------
                                                                      2,075,210
                                                                  -------------

HUNGARY (0.4%)
Magyar Olaj ES Gas (Natural Gas).................        19,200         361,808
Polifarb Cieszyn SA (Chemicals)..................        35,600         201,722
                                                                  -------------
                                                                        563,530
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

INDIA (1.2%)
Indian Petrochemicals Corp. Ltd. (GDR)
  (Chemicals)+...................................        36,400   $     427,700
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................        28,400         375,590
Steel Authority of India Ltd. (GDR) (Metals &
  Mining)........................................        89,200         724,750
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........        62,500         437,500
                                                                  -------------
                                                                      1,965,540
                                                                  -------------

INDONESIA (1.3%)
P.T. Multi Bintang Indonesia (Food, Beverages &
  Tobacco).......................................        45,000         823,227
P.T. Niaga Bank (Banking)........................       207,000         595,683
P.T. Pabrik Kertas Tjiwi Kimia (Metals &
  Mining)........................................       278,000         282,857
P.T. Semen Cibinong (Building Materials).........       139,000         347,143
                                                                  -------------
                                                                      2,048,910
                                                                  -------------

IRELAND (1.8%)
Allied Irish Banks PLC (Banking).................        88,000         671,009
Bank of Ireland PLC (Banking)....................        12,300         132,790
CRH PLC (Building Materials).....................        27,200         268,186
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................        18,400          94,461
Irish Life PLC (Insurance).......................        74,300         381,436
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................       256,000         703,503
Waterford Wedgwood PLC (Household Products)......       436,900         560,732
                                                                  -------------
                                                                      2,812,117
                                                                  -------------

ISRAEL (0.4%)
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................        10,300         619,931
                                                                  -------------

ITALY (3.6%)
Arnoldo Mondadori Editore SPA (Entertainment,
  Leisure & Media)...............................        70,700         413,719
Banca Fideuram SPA (Financial Services)..........       147,700         381,080
ENI SPA (Oil-Services)...........................       210,000       1,048,883

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
ITALY (CONTINUED)
Fiat SPA (Automotive)............................       125,000   $     410,436
Instituto Mobiliare Italiano SPA (Financial
  Services)......................................        57,000         499,314
Instituto Nazionale Delle Assicurazioni
  (Insurance)....................................       651,000         900,425
Mediolanum SPA (Insurance).......................        48,000         482,043
Montedison SPA (Chemicals).......................       825,000         504,714
Telecom Italia SPA (Telecommunications)..........       377,000       1,039,546
                                                                  -------------
                                                                      5,680,160
                                                                  -------------
JAPAN (14.8%)
Asahi Bank Ltd. (Banking)........................        60,000         391,830
Asatsu Inc. (Commercial Services)................        10,000         326,954
Ashikaga Bank Ltd. (Banking).....................       148,000         488,973
Bank of Tokyo - Mitsubishi (Banking).............        42,000         728,053
Canon Sales Co. Inc. (Miscellaneous).............        21,000         481,164
Central Glass Co. Ltd. (Diversified
  Manufacturing).................................        55,000         160,002
Cosmo Oil Co. Ltd. (Oil-Production)..............        28,000         127,109
Dai Ichi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................        47,000         806,659
Daiken Corp. (Forest Products & Paper)...........        78,000         468,549
Daiwa Bank Ltd. (Banking)........................        83,000         325,504
DDI Corp. (Telecommunications)...................            62         462,353
Ebara Corp. (Machinery)..........................        40,000         580,108
Fuji Bank Ltd. (Banking).........................        17,000         218,828
Fujitsu Ltd. (Computer Systems)..................        25,000         304,643
Hitachi Ltd. (Electrical Equipment)..............        76,000         808,719
Izumi Co. Ltd. (Retail)..........................        11,000         153,866
Izumiya Co. Ltd. (Retail)........................        32,000         516,262
Japan Synthetic Rubber (Chemicals)...............        59,000         480,992
Japan Tobacco Inc. (Food, Beverages & Tobacco)...            90         688,149
Kyocera Corp. (Electronics)......................        12,000         863,983
Matsushita Electric Industries Co. Ltd.
  (Electronics)..................................        43,000         808,118
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)
Mitsubishi Electric Corp. Ltd. (Electrical
  Equipment).....................................       106,000   $     600,360
Mitsubishi Heavy Industries Ltd. (Machinery).....        80,000         575,302
Mitsui Trust & Banking Co. Ltd. (Banking)........       106,000         796,842
Nagase & Co. Ltd. (Wholesale & International
  Trade).........................................        39,000         264,061
Nippon Express Co. Ltd. (Transport & Services)...        54,000         419,377
Nippon Oil Co. (Oil-Production)..................        18,000          91,135
Nippon Steel Corp. (Metals & Mining).............       211,000         617,446
Nippon Telegraph & Telephone Corp.
  (Telecommunications)...........................            40         381,018
Nissan Motor Co. Ltd. (Automotive)...............       136,000         900,987
Nomura Securities Co. Ltd. (Financial
  Services)......................................        48,000         568,437
NSK Ltd. (Machinery).............................        53,000         346,572
Rengo Co. Ltd. (Forest Products & Paper).........        22,000         123,470
Ricoh Corp. Ltd. (Electrical Equipment)..........        15,000         196,945
Sakura Bank Ltd. (Banking).......................       101,000         604,110
Seiren Co. Ltd. (Textiles).......................        76,000         346,314
Sekisui Chemical Co. Ltd. (Chemicals)............        75,000         778,769
Sony Corp. (Electronics).........................         8,000         673,475
Sumitomo Forestry Co. Ltd. (Forest Products &
  Paper).........................................        31,000         337,853
Sumitomo Realty & Development Co. Ltd. (Building
  Materials).....................................        42,000         329,786
Taisei Corp. (Construction & Housing)............       156,000         668,017
Takashimaya Co. Ltd. (Retail)....................        11,000         143,482
The Long-Term Credit Bank of Japan Ltd.
  (Banking)......................................        70,000         228,267
Tokio Marine & Fire Insurance Co. Ltd.
  (Insurance)....................................        31,000         364,455
Tostem Corp. (Construction & Housing)............        23,000         613,833
Toyo Tire & Rubber Co. (Automotive Supplies).....       110,000         354,930

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)
Toyota Motor Corp. (Automotive)..................        48,000   $   1,375,783
West Japan Railway Co. (Railroads)...............           180         673,475
                                                                  -------------
                                                                     23,565,319
                                                                  -------------
MEXICO (1.6%)
Cemex SA de CV (Spon. ADR) (B Shares) (Building
  Materials).....................................        65,800         530,512
Cifra SA de CV (Unspon. ADR) (B Shares)
  (Retail).......................................       264,900         437,085
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........        22,700         329,150
Telefonos de Mexico SA de CV (Spon. ADR) (Class
  L) (Telecommunications)........................        27,646       1,226,791
                                                                  -------------
                                                                      2,523,538
                                                                  -------------
NETHERLANDS (2.0%)
Aegon NV (Insurance).............................         6,500         475,957
Heineken NV (Food, Beverages & Tobacco)..........         2,110         357,501
Koninklijke PTT Nederland NV
  (Telecommunications)...........................         9,128         319,686
Philips Electronics NV (Electronics).............        10,020         548,844
Royal Dutch Petroleum Co. (Oil-Services).........         5,900       1,141,093
Unilever NV (Food, Beverages & Tobacco)..........         2,040         392,846
                                                                  -------------
                                                                      3,235,927
                                                                  -------------
NEW ZEALAND (2.0%)
Brierley Investments Ltd. (Financial Services)...       325,000         303,020
Fletcher Challenge Building Division Ltd.
  (Building Materials)...........................       105,000         293,697
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)..............................       271,700         630,498
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
NEW ZEALAND (CONTINUED)
Lion Nathan Ltd. (Food, Beverages & Tobacco).....       190,600   $     500,220
Telecom Corporation of New Zealand
  (Telecommunications)...........................       302,400       1,455,692
                                                                  -------------
                                                                      3,183,127
                                                                  -------------
NORWAY (2.1%)
Kvaerner ASA (Series B) (Capital Goods)..........        10,800         561,729
Norsk Hydro ASA (Oil-Services)...................        18,000         900,790
Nycomed ASA (Series B) (Medical Supplies)........        45,000         607,274
Storebrand ASA (A Shares) (Insurance)+...........       190,000       1,249,973
                                                                  -------------
                                                                      3,319,766
                                                                  -------------
PAKISTAN (0.5%)
Adamjee Insurance Co. Ltd. (Insurance)...........       114,000         300,189
Hub Power Co. (GDR) (Utilities)+.................        22,200         512,820
                                                                  -------------
                                                                        813,009
                                                                  -------------
PHILIPPINES (0.3%)
Ayala Land, Inc. (B Shares) (Real Estate)........       252,500         201,043
Philippine National Bank (Banking)+..............        42,487         280,293
                                                                  -------------
                                                                        481,336
                                                                  -------------
POLAND (0.1%)
Przedsiebiorstwo Farmaceutyczne JELFA SA
  (Pharmaceuticals)+.............................         6,400         124,212
                                                                  -------------
PORTUGAL (0.3%)
Portugal Telecom SA (ADR) (Telecommunications)...        10,700         411,950
                                                                  -------------
RUSSIA (0.5%)
Mosenergo (Spon. ADR) (Electric).................         7,300         275,940
Tatneft (Spon. ADR) (144A) (Oil-Production)+.....         7,200         597,600
                                                                  -------------
                                                                        873,540
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SINGAPORE (1.4%)
Hotel Properties Ltd. (Restaurants & Hotels).....       445,000   $     762,667
Super Coffeemix Manufacturing Ltd. (Food,
  Beverages & Tobacco)...........................        92,000          81,090
United Overseas Bank Ltd. (Banking)..............       101,000       1,038,598
Wong's Circuits Holdings Ltd.
  (Semiconductors)+..............................       194,000         345,320
                                                                  -------------
                                                                      2,227,675
                                                                  -------------
SOUTH AFRICA (1.5%)
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................        14,700         514,778
Distillers Corporation (South Africa) Ltd. (Food,
  Beverages & Tobacco)...........................       164,500         555,817
JD Group Ltd. (Retail)...........................        55,200         336,585
Pepkor Ltd. (Spon. ADR) (Retail).................        35,300         387,040
Sasol Ltd. (Oil-Production)......................        46,500         569,673
                                                                  -------------
                                                                      2,363,893
                                                                  -------------
SOUTH KOREA (1.0%)
Korea Electric Power Corp. (ADR) (Electric)......        18,300         331,687
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)........................................        21,500         623,500
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting preferred share) (144A)
  (Electronics)..................................        25,040         691,104
                                                                  -------------
                                                                      1,646,291
                                                                  -------------
SPAIN (2.4%)
Acerinox SA (Metals & Mining)....................           880         149,416
Banco Bilbao Vizcaya SA (Banking)................         9,800         695,464
Banco Popular Espanol SA (Banking)...............         3,000         638,068
Hidroelectrica del Cantabrico SA (Electric)......        13,700         535,486
Iberdrola SA (Electric)..........................        91,200       1,121,868
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

SPAIN (CONTINUED)

Repsol SA (Gas Exploration)......................        16,000   $     670,848
Vallehermoso SA (Real Estate)....................           500          12,648
                                                                  -------------
                                                                      3,823,798
                                                                  -------------
SWEDEN (1.3%)
Avesta Sheffield AB (Metals & Mining)............        55,000         601,371
Ericsson AB (B Shares) (Telecommunications-
  Equipment).....................................         8,700         306,204
Scania AB (B Shares) (Automotive)................        30,000         830,726
SKF AB (Series B) (Metals & Mining)..............        15,000         347,430
                                                                  -------------
                                                                      2,085,731
                                                                  -------------
SWITZERLAND (2.9%)
Georg Fischer AG (Automotive Supplies)...........           247         352,690
Liechtenstein Global Trust AG (Banking)..........           550         318,025
Nestle SA (Food, Beverages & Tobacco)............           340         422,996
Novartis AG (Pharmaceuticals)....................         1,258       1,707,366
Roche Holding AG (Pharmaceuticals)...............            78         693,618
Union Bank of Switzerland (Banking)..............           433         475,034
Zurich Versicherungsgesellschaft (Insurance).....         1,750         643,260
                                                                  -------------
                                                                      4,612,989
                                                                  -------------
TAIWAN (1.0%)
Asia Cement Corp. (GDS) (Building Materials).....        41,000         697,205
China Steel Corp. (Spon. GDR) (Metals &
  Mining)........................................        31,400         670,390
Macronix International Co. Ltd. (ADR)
  (Semiconductors)+..............................        15,000         278,437
                                                                  -------------
                                                                      1,646,032
                                                                  -------------
THAILAND (0.6%)
Bangkok Bank Public Co. Ltd. (Banking)...........        60,300         532,342
Siam Cement Public Co. Ltd. (Building
  Materials).....................................        20,600         443,081
                                                                  -------------
                                                                        975,423
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TURKEY (0.2%)
Eregli Demir Ve Celik Fabrikalari AS (Metals &
  Mining)........................................     1,167,000   $     157,088
Koc Holding AS (Multi - Industry)................       248,000          52,710
Yapi Kredi Bankasi AS (Banking)..................     7,991,900         189,677
                                                                  -------------
                                                                        399,475
                                                                  -------------
UNITED KINGDOM (11.0%)
Abbey National PLC (Banking).....................        18,600         268,693
Allied Colloids Group PLC (Chemicals)............       166,900         354,963
Amersham International PLC (Biotechnology).......         9,000         204,664
BAT Industries PLC (Food, Beverages & Tobacco)...        52,400         469,352
British Airways PLC (Airlines)...................        35,400         411,192
British Petroleum Co. PLC (Oil-Services).........        82,300         982,892
BTR PLC (Multi - Industry).......................        92,600         301,472
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................        96,400         864,253
EMI Group PLC (Entertainment, Leisure & Media)...         7,100         136,135
Flextech PLC (Broadcasting & Publishing)+........        24,000         213,204
General Cable PLC (Broadcasting & Publishing)+...        85,100         190,736
Glaxo Wellcome PLC (Pharmaceuticals).............        55,100       1,101,555
Glynwed International PLC (Metals & Mining)......       101,600         443,801
Great Universal Stores PLC (Retail)..............        51,900         547,659
Guardian Royal Exchange PLC (Insurance)..........       160,600         735,676
Guinness PLC (Food, Beverages & Tobacco).........        57,100         531,535
HSBC Holdings PLC (Banking)......................        36,000       1,117,257
Kingfisher PLC (Retail)..........................        14,100         164,587
Lloyds TSB Group PLC (Banking)...................        54,000         543,095
Lucas Varity PLC (Automotive Supplies)...........       199,700         629,569
MEPC PLC (Real Estate)...........................        54,700         461,764
Racal Electronic PLC (Telecommunications-
  Equipment).....................................       102,900         388,876
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Rank Group PLC (Entertainment, Leisure &
  Media).........................................        73,400   $     516,354
Reed International PLC (Broadcasting &
  Publishing)....................................        21,600         212,379
RMC Group PLC (Building Materials)...............        29,200         436,151
Royal Bank of Scotland Group PLC (Banking).......        88,700         873,581
Sainsbury (J.) PLC (Retail)......................        77,200         443,310
Scottish Power PLC (Electric)....................       146,300         916,698
Sears PLC (Retail)...............................       285,100         360,312
Standard Chartered PLC (Banking).................        12,000         190,430
United News & Media PLC (Broadcasting &
  Publishing)....................................        23,000         291,241
Vodafone Group PLC (Telecommunications)..........       281,600       1,253,097
Zeneca Group PLC (Pharmaceuticals)...............        29,500         896,225
                                                                  -------------
                                                                     17,452,708
                                                                  -------------
VENEZUELA (0.5%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............        23,700         879,863
                                                                  -------------
  TOTAL COMMON STOCK (COST $135,644,586).........                   141,437,157
                                                                  -------------
CONVERTIBLE PREFERRED STOCK (0.2%)
PHILIPPINES (0.2%)
Philippine Long Distance Telephone Co. (GDS
  represents 1 Series 2 convertible preferred
  share) (Telecommunications) (cost $331,400)....         9,400         300,800
                                                                  -------------
PREFERRED STOCK (3.8%)
AUSTRALIA (0.7%)
News Corporation Ltd. (Broadcasting &
  Publishing)....................................       292,400       1,099,590
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BRAZIL (1.8%)
Companhia Acos Especiais Itabira (ADR) (Metals &
  Mining)........................................       135,000   $     492,750
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................        14,180       1,947,977
Varig SA (Transportation)+.......................       220,000         406,550
                                                                  -------------
                                                                      2,847,277
                                                                  -------------
GERMANY (1.3%)
CKAG Colonia Konzern AG (Insurance)..............         7,350         667,962
GEA AG (Machinery)...............................         1,510         610,884
RWE AG (Utilities)...............................        15,780         549,574
Volkswagen AG (Automotive).......................           510         251,178
                                                                  -------------
                                                                      2,079,598
                                                                  -------------
  TOTAL PREFERRED STOCK (COST
   $5,634,396)...................................                     6,026,465
                                                                  -------------
RIGHTS (0.0%)(1)
SOUTH KOREA (0.0%)(1)
Samsung Electronics, Expiring 07/01/97
  (Electronics)+
  (cost $0)......................................        25,040               0
                                                                  -------------
WARRANTS (0.3%)
GERMANY (0.3%)
Volkswagen AG, Expiring 10/27/98 (Automotive)+
  (cost $420,379)................................         1,670         562,032
                                                                  -------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
CONVERTIBLE BONDS (0.2%)
TAIWAN (0.2%)
Far Eastern Department Stores Ltd., 3.00% due
  07/06/01 (Retail) (cost $249,518)..............  $    233,000         256,883
                                                                  -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SHORT-TERM INVESTMENTS (5.7%)
REPURCHASE AGREEMENT (5.5%)
State Street Bank and Trust Repurchase Agreement,
  5.00% due 06/02/97, dated 5/30/97, proceeds
  $8,819,673 (collateralized by U.S. Treasury
  Note, 6.25% due 03/31/99, valued at
  $8,999,019)(2)
  (Banking)......................................  $  8,816,000   $   8,816,000
                                                                  -------------
U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 5.39% due
  11/13/97(2)
  (Government Obligations).......................       350,000         341,683
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $9,157,683)...................................                     9,157,683
                                                                  -------------
TOTAL INVESTMENTS (COST $151,437,962) (99.0%)..................
                                                                    157,741,020
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)...................
                                                                      1,600,103
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 159,341,123
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $151,544,970 for Federal Income Tax purposes at May 31, 1997, the aggregate gross unrealized appreciation and depreciation was $9,079,130 and $2,883,080, respectively, resulting in net unrealized appreciation of $6,196,050.

+ - Non-income producing securities.

1 - Less than 0.1%

2 - Security fully or partially segregated as collateral for futures contracts.

ADR - American Depository Receipt

GDR - Global Depository Receipt

GDS - Global Depository Shares

Spon. ADR - Sponsored ADR

Spon. GDR - Sponsored GDR

Unspon. ADR - Unsponsored ADR

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                        PORTFOLIO
                                                    -----------------
Banking...........................................        18.0%
Metals & Mining...................................         7.5%
Food, Beverages & Tobacco.........................         6.1%
Insurance.........................................         5.7%
Telecommunications................................         5.6%
Pharmaceutical....................................         4.9%
Retail............................................         4.3%
Automotive........................................         3.5%
Oil - Services....................................         3.4%
Building Materials................................         3.1%
Chemicals.........................................         3.0%
Electronics.......................................         2.9%
Utilities.........................................         2.7%
Oil - Production..................................         2.6%
Electric..........................................         2.5%
Electrical Equipment..............................         2.0%
Telecommunication Services........................         1.9%
Forest Products & Paper...........................         1.8%
Machinery.........................................         1.8%
Financial Services................................         1.7%
Broadcasting & Publishing.........................         1.5%
Automotive Supplies...............................         1.3%
Entertainment, Leisure & Media....................         1.1%
Construction & Housing............................         1.0%
Telecommunication - Equipment.....................         0.9%
Diversified Manufacturing.........................         0.8%
Real Estate.......................................         0.8%
Commercial Services...............................         0.7%
Multi-Industry....................................         0.6%
Airlines..........................................         0.5%
Restaurants & Hotels..............................         0.5%
Railroads.........................................         0.4%
Gas Exploration...................................         0.4%
Semiconductors....................................         0.4%
Hospital Supplies.................................         0.4%
Wholesale & International Trade...................         0.4%
Capital Goods.....................................         0.4%
Household Products................................         0.4%
Miscellaneous.....................................         0.3%
Transport & Services..............................         0.3%
Transportation....................................         0.3%
Packaging & Containers............................         0.3%
Pollution Control.................................         0.2%
Manufacturing.....................................         0.2%
Natural Gas.......................................         0.2%
Textiles & Apparel................................         0.2%
Government Obligations............................         0.2%
Computers - Systems...............................         0.2%
Biotechnology.....................................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $151,437,962)           $157,741,020
Foreign Currency at Value (Cost $9,449,763)           9,422,987
Cash                                                        194
Receivable for Investments Sold                       1,356,208
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    116,129
Dividends Receivable                                    390,099
Variation Margin Receivable                              18,491
Deferred Organization Expenses                           13,279
Interest Receivable                                       8,759
Other Assets                                              1,497
                                                   ------------
    Total Assets                                    169,068,663
                                                   ------------

LIABILITIES
Payable for Investments Purchased                     8,301,623
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  1,282,758
Advisory Fee Payable                                     74,739
Custody Fee Payable                                      32,261
Organization Expenses Payable                            12,000
Administrative Services Fee Payable                       3,893
Administration Fee Payable                                  315
Accrued Trustees' Fees and Expenses                         171
Fund Services Fee Payable                                    89
Accrued Expenses                                         19,691
                                                   ------------
    Total Liabilities                                 9,727,540
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $159,341,123
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM FEBRUARY 26, 1997 (COMMENCEMENT OF OPERATIONS) TO MAY 31,
1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $210,966 )                                                 $  865,109
Interest Income                                                    212,442
                                                                ----------
    Investment Income                                            1,077,551

EXPENSES
Advisory Fee                                       $  173,166
Custodian Fees and Expenses                            47,288
Professional Fees and Expenses                         16,296
Administrative Services Fee                             9,010
Printing Expenses                                       2,489
Amortization of Organization Expenses                     721
Administration Fee                                        706
Fund Services Fee                                         698
Trustees' Fees and Expenses                               359
Registration Fees                                         207
Insurance Expense                                          20
Miscellaneous                                             678
                                                   ----------
    Total Expenses                                    251,638
Less: Reimbursement of Expenses                          (874)
                                                   ----------

NET EXPENSES                                                       250,764
                                                                ----------
NET INVESTMENT INCOME                                              826,787

NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $43,001 net
    realized gain from futures contracts)            (219,518)
  Foreign Currency Transactions                       749,109
                                                   ----------
    Net Realized Gain                                              529,591

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (including $54,096 net unrealized
    appreciation from futures contracts)            6,357,154
  Foreign Currency Contracts and Translations      (1,186,119)
                                                   ----------
    Net Change in Unrealized Appreciation                        5,171,035
                                                                ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $6,527,413
                                                                ----------
                                                                ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     MAY 31, 1997
                                                     (UNAUDITED)
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       826,787
Net Realized Gain on Investment and Foreign
  Currency Transactions                                    529,591
Net Change in Unrealized Appreciation of
  Investments and Foreign Currency Contracts and
  Translations                                           5,171,035
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         6,527,413
                                                   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                          154,663,004
Withdrawals                                             (1,849,294)
                                                   ----------------
    Net Increase from Investors' Transactions          152,813,710
                                                   ----------------
    Total Increase in Net Assets                       159,341,123
NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period                                      $   159,341,123
                                                   ----------------
                                                   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     FEBRUARY 26,
                                                         1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     MAY 31, 1997
                                                     (UNAUDITED)
                                                   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.87%(a)
  Net Investment Income                                       2.86%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.00%(b)
Portfolio Turnover                                              13%
Average Broker Commissions                         $        0.0066

------------------------
(a) Annualized.

(b) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "Portfolio") is one of eight subtrusts (portfolios) comprising
The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The Portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of foreign currency translations. At May 31, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 COST/PROCEEDS     5/31/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
German Mark 6,658,876, expiring 7/16/97..........  $  3,940,000    $ 3,917,205   $     (22,795)
Japanese Yen 812,899,730, expiring 7/16/97.......     6,885,000      7,023,924         138,924

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

                                                                   U.S. DOLLAR   NET UNREALIZED
                                                                    VALUE AT     APPRECIATION/
SALES CONTRACTS                                    COST/PROCEEDS     5/31/97     (DEPRECIATION)
-------------------------------------------------  -------------   -----------   --------------
Australian Dollar 4,684,769, expiring 7/16/97....  $  3,642,946    $ 3,568,413   $      74,533
Belgian Franc 24,374,000, expiring 7/16/97.......       693,034        695,357          (2,323)
British Pound 5,073,976, expiring 7/16/97........     8,280,236      8,296,884         (16,648)
French Franc 8,907,070, expiring 7/16/97.........     1,551,755      1,552,539            (784)
German Mark 8,696,619, expiring 7/16/97..........     5,097,467      5,115,944         (18,477)
Irish Pound 411,158, expiring 7/16/97............       637,896        620,171          17,725
Italian Lira 1,706,500,000, expiring 7/16/97.....     1,000,000      1,006,903          (6,903)
Japanese Yen 2,297,655,763, expiring 7/16/97.....    18,534,727     19,853,074      (1,318,347)
Malaysian Ringgit 2,700,000, expiring 7/16/97....     1,075,372      1,072,088           3,284
New Zealand Dollar 1,744,778, expiring 7/16/97...     1,202,152      1,201,698             454
Swiss Franc 1,427,000, expiring 7/16/97..........     1,000,000      1,015,272         (15,272)
                                                                                 --------------
Net Unrealized Depreciation on Forward Foreign
 Currency Contracts..............................                                $  (1,166,629)
                                                                                 --------------
                                                                                 --------------

    e)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions for the period from February 26, 1997 (commencement of operations) to May 31, 1997, are summarized as follows:

                                                                         PRINCIPAL AMOUNT
                                                   NUMBER OF CONTRACTS     OF CONTRACTS
                                                   -------------------   ----------------
Contracts opened.................................                  46    $     6,226,399
Contracts closed.................................                 (10)          (899,025)
                                                   -------------------   ----------------
Contracts open at end of period..................                  36    $     5,327,374
                                                   -------------------   ----------------
                                                   -------------------   ----------------

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

      SUMMARY OF OPEN CONTRACTS AT MAY 31, 1997

                                                                    NET UNREALIZED
                                                                    APPRECIATION/
                                                   CONTRACTS LONG   (DEPRECIATION)
                                                   --------------   --------------
Financial Times - Stock Exchange 100-Share
Index, expiring June 1997........................             10    $     (25,805)
German Stock Exchange Index, expiring June
 1997............................................              6           14,733
Hang Seng Exchange Index, expiring June 1997.....             10           12,821
Tokyo Stock Exchange Index, expiring June 1997...             10           52,347
                                                   --------------   --------------
Totals...........................................             36    $      54,096
                                                   --------------   --------------
                                                   --------------   --------------

    f)The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    g)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    h)The Portfolio incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the Portfolio.

    i)Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.60% of the Portfolio's average daily net assets. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, such fees amounted to $173,166.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Portfolio and the other portfolios in which The JPM Pierpont Funds and The JPM Institutional Funds invest (the "Master Portfolios"), JPM Series Trust and JPM Series Trust II. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, the fee for these services amounted to $706.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average daily net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, The JPM Pierpont Funds, The JPM Institutional Funds and JPM Series Trust. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, the fee for these services amounted to $9,010.

      In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 1.00% of the average daily net assets of the Portfolio through March 30, 1998. For the period from February 26, 1997 (commencement of operations) to May 31, 1997, Morgan has agreed to reimburse the Portfolio $874 for expenses that exceeded this limit.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $698 for the period from February 26, 1997 (commencement of operations) to May 31, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $140.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from February 26, 1997 (commencement of operations) to May 31, 1997 were as follows:

COST OF                   PROCEEDS
   PURCHASES             FROM SALES
----------------------   -----------
$154,796,272...........  $12,253,454

JPM INSTITUTIONAL PRIME MONEY MARKET FUND

JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

JPM INSTITUTIONAL TREASURY MONEY MARKET FUND

JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

JPM INSTITUTIONAL SHORT TERM BOND FUND

JPM INSTITUTIONAL BOND FUND

JPM INSTITUTIONAL TAX EXEMPT BOND FUND

JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND

JPM INSTITUTIONAL INTERNATIONAL BOND FUND

JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

JPM INSTITUTIONAL DIVERSIFIED FUND

JPM INSTITUTIONAL U.S. EQUITY FUND

JPM INSTITUTIONAL DISCIPLINED EQUITY FUND

JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

JPM INSTITUTIONAL EUROPEAN EQUITY FUND

JPM INSTITUTIONAL JAPAN EQUITY FUND

JPM INSTITUTIONAL ASIA GROWTH FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL
FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.

THE
JPM INSTITUTIONAL
INTERNATIONAL
OPPORTUNITIES FUND


SEMI-ANNUAL REPORT
MAY 31, 1997